Debt - Financial Expense (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Debt Disclosure [Abstract]
Interest Expense, Long-term Debt	$ 8,438	$ 29,557	$ 44,101
Amortization of Deferred Charges	658	3,667	6,915
Write off of deferred financing costs	7,196	3,088	681
Increase (Decrease) in Fair Value of Interest Rate Fair Value Hedging Instruments	0	0	219
Other Noninterest Expense	68	506	238
Financial expense	$ 16,360	$ 36,818	$ 52,154